UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2016

EQUITY ONE, INC.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

001-13499	52-1794271
(Commission File Number)	(IRS Employer Identification No.)

410 Park Avenue, Suite 1220 New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 796-1760

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 8.01 of this Current Report on Form 8-K under the caption “Redemption of LIH’s Joint Venture Interests” is hereby incorporated in this Item 3.02 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 8.01 of this Current Report on Form 8-K under the caption “Resignation of David Fischel from the Board of Directors” is hereby incorporated in this Item 5.02 by reference.

Item 8.01 Other Events.

Public Offering of Equity One Common Stock by LIH

On January 12, 2016, Equity One, Inc., a Maryland corporation (“Equity One”), entered into an underwriting agreement (the “Underwriting Agreement”) with Liberty International Holdings Limited, a private company limited by shares organized under the laws of England and Wales (“LIH”), as selling stockholder, and UBS Securities LLC, as underwriter, with respect to the sale (the “Public Offering”) by LIH of 11,357,837 shares of Equity One’s common stock, par value $0.01 per share (the “Common Stock”). The shares of Common Stock were acquired by LIH upon the redemption in full of LIH’s interests in EQY-CSC LLC, a Delaware limited liability company (the “Joint Venture”), a joint venture between LIH and Equity One, in accordance with rights granted to LIH at the formation of the Joint Venture, as more fully described below. The shares of Common Stock were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Equity One’s shelf registration statement on Form S-3 (File No. 333-187852) filed with the Securities and Exchange Commission (the “Commission”) on April 10, 2013. Equity One did not receive any of the proceeds of the Public Offering.

The Public Offering was consummated on January 19, 2016.

The foregoing description of the Underwriting Agreement is only a summary and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K, and which is incorporated by reference herein.

Redemption of LIH’s Joint Venture Interests

As previously disclosed on Equity One’s Current Report on Form 8-K filed with the Commission on January 7, 2011, Equity One entered into a contribution agreement on May 23, 2010 (as amended, the “Contribution Agreement”) with LIH and Intu Shopping Centres plc (formerly Capital Shopping Centres PLC), a public limited company organized under the laws of England and Wales (“ISC”), pursuant to which, on January 4, 2011, which we refer to as the 2011 closing, Equity One acquired a majority ownership interest in C&C (US) No. 1, Inc. a Delaware corporation (“CapCo”), that, at the time, owned a portfolio of 13 properties in California, through the Joint Venture with LIH. LIH and ISC are subsidiaries of Intu Properties PLC (formerly Capital Shopping Centres Group PLC), a public limited company organized under the laws of England and Wales (“Intu”). We refer to this transaction as the CapCo transaction. Pursuant to the Contribution Agreement and related transaction documents, at the 2011 closing, LIH contributed all of the outstanding shares of CapCo’s common stock to the Joint Venture in exchange for 11,357,837 Class A Shares in the Joint Venture (“Class A LLC Shares”), and Equity One contributed a shared appreciation promissory note to the Joint Venture in the amount of $600 million in exchange for 25,543,212 Class A LLC Shares and 15,023,893.20 Class B LLC Shares in the Joint Venture. The Class A LLC Shares held by LIH were redeemable by the Joint Venture upon LIH’s option until the tenth anniversary of the 2011 closing of the CapCo transaction for cash or, at Equity One’s option, shares of Equity One Common Stock on a one-for-one basis, subject to certain adjustments.

LIH exercised its redemption right for all of the Class A LLC Shares on January 6, 2016, and Equity One issued 11,357,837 shares of its Common Stock in exchange for such Class A LLC Shares on January 12, 2016. The foregoing issuance of the Class A LLC Shares and the issuance of shares of Equity One Common Stock in connection with the redemption of the Class A LLC Shares were exempt from registration under the Securities Act pursuant to Section 4(a)(2) thereof.

Equity One now owns all of the outstanding equity interests in the Joint Venture.

Resignation of David Fischel from the Board of Directors

Pursuant to the equityholders agreement, dated May 23, 2010, as amended, among Equity One, Intu, LIH and certain of Equity One’s existing stockholders, which was entered into in connection with the CapCo transaction, LIH has had the right to designate one nominee for election to Equity One’s Board of Directors, subject to LIH’s continuing to hold a minimum number of Class A LLC Shares or shares of Common Stock. Since January 2011, David Fischel has served as a director of Equity One as LIH’s board designee. As a result of LIH’s redemption of its Class A LLC Shares and its subsequent sale of Common Stock in the Public Offering, LIH’s board nomination right terminated and David Fischel resigned from Equity One’s Board of Directors, effective as of the closing of the Public Offering on January 19, 2016. Mr. Fischel’s resignation is not due to any disagreement with the Board of Directors or Equity One’s management, or for any matter relating to Equity One’s operations, policies or practices.

Expiration of Foreign Ownership Limitation

Equity One’s charter provides that, subject to certain exceptions, a foreign person may not acquire, beneficially or constructively, any shares of Equity One capital stock, if immediately following the acquisition of such shares, the fair market value of the shares of Equity One capital stock owned, directly and indirectly, by all foreign persons (other than LIH and its affiliates) would comprise 29% or more of the fair market value of the issued and outstanding shares of Equity One capital stock. By the terms of the charter, this foreign ownership limit expired on January 5, 2016, the date on which the disposition by LIH of its interest in the Joint Venture was no longer subject to U.S. federal income tax under the provisions of the Foreign Investment in Real Property Tax Act of 1980, as amended.

Redemption of 6.25% Senior Notes due 2017

On January 14, 2016, Equity One issued a notice of redemption to redeem all of its outstanding 6.25% Senior Notes due January 2017 on February 13, 2016. The aggregate principal amount of these outstanding notes is $101.4 million, and the aggregate redemption price for these notes, which includes principal, accrued interest and a make-whole amount determined in accordance with the terms of the notes, will be approximately $106.9 million.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

1.1	Underwriting Agreement, dated as of January 12, 2016, among Equity One, Inc., Liberty International Holdings Limited and UBS Securities LLC.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY ONE, INC.

Date: January 19, 2016	By:	/s/ Aaron Kitlowski
Aaron Kitlowski
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated as of January 12, 2016, among Equity One, Inc., Liberty International Holdings Limited and UBS Securities LLC.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).